COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC. (PISHX)

Supplement dated December 11, 2020 to

Summary Prospectus dated March 1, 2020

Prospectus dated March 1, 2020

Statement of Additional Information dated September 1, 2020

Effective January 29, 2021, Jerry Dorost will be added as a portfolio manager of Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the “Fund”). William Scapell and Elaine Zaharis-Nikas will continue to serve as portfolio managers of the Fund. As of November 30, 2020, Jerry Dorost did not beneficially own any equity securities of the Fund.

Accordingly, the section titled “Investment Management – Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

William F. Scapell – Executive Vice President of the Advisor. Mr. Scapell has been a portfolio manager of the Fund since inception.

Elaine Zaharis-Nikas – Senior Vice President of the Advisor. Ms. Zaharis-Nikas has been a portfolio manager of the Fund since inception.

Jerry Dorost – Senior Vice President of the Advisor. Mr. Dorost has been a portfolio manager of the Fund since 2021.

In addition, the section titled “Management of the Fund – Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

William F. Scapell – Mr. Scapell joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor, and Head of the Fixed Income and Preferred Securities investment team. Mr. Scapell is a Chartered Financial Analyst charterholder. He is based in New York.

Elaine Zaharis-Nikas – Ms. Zaharis-Nikas joined the Advisor in 2004 and currently serves as Senior Vice President of the Advisor, and is a senior member of the Fixed Income and Preferred Securities investment team. Ms. Zaharis-Nikas is a Chartered Financial Analyst charterholder. She is based in New York.

Jerry Dorost – Mr. Dorost joined the Advisor in 2010 and currently serves as Senior Vice President of the Advisor, and a member of the Fixed Income and Preferred Securities investment team. Mr. Dorost is a Chartered Financial Analyst charterholder. He is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Mr. Scapell directs and supervises the execution of the Fund’s investment strategy, and leads and guides the other members of the investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services – Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Preferred Securities and Income SMA Shares*
William F. Scapell	11	$22,893	15	$3,127	22	$3,690
Elaine Zaharis-Nikas	8	$18,715	13	$2,971	19	$3,333
Jerry Dorost	2	$1,276	11	$2,719	16	$1,909

*	Other accounts managed data as of November 30, 2020.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

PISHSSUMPRO - 12.11.20